                                                                EXHIBIT (16)(c)


                                  VALUE FUND

                                CLASS A SHARES



         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997

                                                                       n
Formula                                                          P(1+T)   =  ERV


Including Payment of the Sales Charge
Net Asset Value                                                $   14.32
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,247.34  =  ERV
One year period ended 06/30/97                                         1  =  n

TOTAL RETURN FOR THE PERIOD                                       24.73%  =  T


Excluding Payment of the Sales Charge
Net Asset Value                                                $   14.32
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,323.91  =  ERV
One year period ended 06/30/97                                         1  =  n

TOTAL RETURN FOR THE PERIOD                                       32.39%  =  T


         TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997

                                                                       n
Formula                                                          P(1+T)   =  ERV

Including Payment of the Sales Charge
Net Asset Value                                                $   14.32
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,422.51  =  ERV
Inception through 06/30/97                                          1.51  =  n

TOTAL RETURN FOR THE PERIOD                                       26.29%  =  T


Excluding Payment of the Sales Charge
Net Asset Value                                                $   14.32
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,509.27  =  ERV
Inception through 06/30/97                                          1.51  =  n

TOTAL RETURN FOR THE PERIOD                                       31.34%  =  T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997

Formula                                                        ERV - P
                                                               -------
                                                                  P       =  T

Including Payment of the Sales Charge
Net Asset Value                                                $   14.32
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,422.51  =  ERV

TOTAL RETURN FOR THE PERIOD                                       42.25%  =  T


Excluding Payment of the Sales Charge
Net Asset Value                                                $   14.32
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,509.27  =  ERV

TOTAL RETURN FOR THE PERIOD                                       50.93%  =  T

                                   VALUE FUND
                                 CLASS B SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997

                                                                       n
Formula                                                          P(1+T)   =  ERV


Including Payment of the CDSC
Net Asset Value                                                $   14.33
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,247.84  =  ERV
One year period ended 06/30/97                                         1  =  n

TOTAL RETURN FOR THE PERIOD                                       27.48%  =  T


Excluding Payment of the CDSC
Net Asset Value                                                $   14.33
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,324.84  =  ERV
One year period ended 06/30/97                                         1  =  n

TOTAL RETURN FOR THE PERIOD                                       32.48%  =  T


         TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997
                                                                       n
Formula                                                          P(1+T)   =  ERV

Including Payment of the CDSC
Net Asset Value                                                $   14.33
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,470.32  =  ERV
Inception through 06/30/97                                          1.51  =  n

TOTAL RETURN FOR THE PERIOD                                       29.08%  =  T


Excluding Payment of the CDSC
Net Asset Value                                                $   14.33
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,510.32  =  ERV
Inception through 06/30/97                                          1.51  =  n

TOTAL RETURN FOR THE PERIOD                                       31.40%  =  T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997

Formula                                                        ERV - P
                                                               -------
                                                                  P       =  T

Including Payment of the CDSC
Net Asset Value                                                $   14.33
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,470.32  =  ERV

TOTAL RETURN FOR THE PERIOD                                       47.03%  =  T


Excluding Payment of the CDSC
Net Asset Value                                                $   14.33
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,510.32  =  ERV


TOTAL RETURN FOR THE PERIOD                                       51.03%  =  T

                                  VALUE FUND

                                CLASS C SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997

                                                                       n
Formula                                                          P(1+T)   =  ERV


Including Payment of the CDSC
Net Asset Value                                                $   14.33
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,314.84  =  ERV
One year period ended 06/30/97                                         1  =  n

TOTAL RETURN FOR THE PERIOD                                       31.48%  =  T


Excluding Payment of the CDSC
Net Asset Value                                                $   14.33
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,324.84  =  ERV
One year period ended 06/30/97                                         1  =  n

TOTAL RETURN FOR THE PERIOD                                       32.48%  =  T

         TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997
                                                                       n
Formula                                                          P(1+T)   =  ERV

Including Payment of the CDSC
Net Asset Value                                                $   14.33
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,510.32  =  ERV
Inception through 06/30/97                                          1.51  =  n

TOTAL RETURN FOR THE PERIOD                                       31.40%  =  T

Excluding Payment of the CDSC
Net Asset Value                                                $   14.33
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,510.32  =  ERV
Inception through 06/30/97                                          1.51  =  n

TOTAL RETURN FOR THE PERIOD                                       31.40%  =  T

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997

Formula                                                        ERV - P
                                                               -------
                                                                  P       =  T

Including Payment of the CDSC
Net Asset Value                                                $   14.33
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,510.32  =  ERV

TOTAL RETURN FOR THE PERIOD                                       13.00%  =  T


Excluding Payment of the CDSC
Net Asset Value                                                $   14.33
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,510.32  =  ERV

TOTAL RETURN FOR THE PERIOD                                       51.03%  =  T